UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☒	Definitive Proxy Statement

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DISTOKEN ACQUISITION CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DISTOKEN ACQUISITION CORPORATION

UNIT 1006, BLOCK C, JINSHANGJUN PARK

NO. 2 XIAOBA ROAD, PANLONG DISTRICT

KUNMING, YUNNAN, CHINA

LETTER TO SHAREHOLDERS

Dear Distoken Acquisition Corporation Shareholder:

You are cordially invited to attend the extraordinary general meeting in lieu of an annual general meeting of shareholders of Distoken Acquisition Corporation, a Cayman Islands exempted company (the “Company”), which will be held on November 14, 2024, at 10:00 a.m. Eastern Time (the “Meeting”), at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Floor, New York, NY 10105, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

The attached Notice of the Meeting and proxy statement describe the business the Company will conduct at the Meeting and provide information about the Company that you should consider when you vote your shares. As set forth in the attached proxy statement, the Meeting will be held for the purpose of considering and voting on the following proposals (the “Proposals”):

1.	Proposal No. 1 — Extension Amendment Proposal — To approve, as a special resolution, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association, as amended (the “Memorandum and Articles of Association”) to give the Company’s board of directors (the “Board”) the right to extend the date by which the Company has to consummate a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination involving the Company, with one or more businesses (a “Business Combination”) (such date, the “Termination Date”) from November 18, 2024 (the “Original Termination Date”) on a monthly basis up to twelve (12) times (as extended, the “Charter Extension”) until November 18, 2025 (as extended, the “Charter Extension Date”), or such earlier date as determined by the Board (the “Extension Amendment Proposal”);

2.

Proposal No. 2 — Director Election Proposal — To re-elect John Wallace, Joseph Valenza and Ning Wang as the Class I directors of the Board until the general meeting of the Company to be held in 2026 or until a successor is elected and qualified (the “Director Election Proposal”);

3.

Proposal No. 3 — Auditor Ratification Proposal — To ratify the selection by the audit committee of the Board of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024 (the “Auditor Ratification Proposal”); and

4.	Proposal No. 4 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Meeting to a later date or dates or indefinitely, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (ii) if the Board determines before the Meeting that it is not necessary or no longer desirable to proceed with the proposals (the “Adjournment Proposal”). For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal, the Director Election Proposal or the Auditor Ratification Proposal will not be submitted to the shareholders for a vote.

Each of the Proposals is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote. In addition to considering and voting on the foregoing Proposals, members of the Company’s management (the “Management”) will be available at the Meeting to discuss the financial statements of the Company for the fiscal year ended December 31, 2023 filed with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 17, 2024 (as amended, the “2023 Annual Report”).

 The Company's Memorandum and Articles of Association provided that the Company initially had until November 17, 2023 to complete a business combination, subject to the exercise of extensions up to three times, each by an additional three months (for a total of up to 18 months from the closing of the initial public offering to complete a business combination) and subject to the Sponsor (as defined below) depositing additional funds into the Trust Account (as defined below). On November 10, 2023, the Company held an extraordinary general meeting of shareholders, where the shareholders approved an amendment to the Memorandum and Articles of Association to extend the time the Company has to complete a business combination from November 17, 2023 to November 18, 2024 (or such earlier date as determined by the Board).

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete an initial Business Combination.

On May 20, 2024, the Company entered into a Business Combination Agreement (the “Youlife Business Combination Agreement”), by and among (i) the Company, (ii) Youlife International Holdings Inc., a Cayman Islands exempted company (“Youlife”), (iii) Youlife Group Inc., a Cayman Islands exempted company (“Pubco”), (iv) Xiaosen Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), (v) Youlife I Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco, and (vi) Youlife II Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (the transactions contemplated by the Youlife Business Combination Agreement, the “Youlife Business Combination”). While the Company is using its best efforts to complete the Youlife Business Combination as soon as practicable, the Board believes that there will likely not be sufficient time before November 18, 2024 to complete the Youlife Business Combination. Therefore, the Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow additional time to consummate a Business Combination, including the Youlife Business Combination. Without the Charter Extension, the Company believes that the Company will not be able to complete a Business Combination, including the Youlife Business Combination, on or before the Original Termination Date. If that were to occur, the Company would be precluded from completing the Youlife Business Combination or another Business Combination and would be forced to liquidate on the Original Termination Date.

As contemplated by the Memorandum and Articles of Association, the holders of the Ordinary Shares (as defined below) issued as part of the units sold in the Company’s initial public offering (the “Public Shares”) may elect (the “Election”) to redeem their Public Shares upon approval of the Extension Amendment Proposal at a per share price, payable in cash, equal to the aggregate amount then on deposit in a trust account, including interest earned and not previously released to the Company to pay its tax obligations, if any (the “Trust Account”), established to hold a portion of the proceeds of the initial public offering (the “initial public offering”) and the concurrent sale of the Private Placement Units (as defined below), divided by the number of Public Shares then in issue (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the Business Combination. In addition, public shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the Charter Extension Date. Our Sponsor owns 1,725,000 Ordinary Shares (the “Founder Shares”) that were issued to the Sponsor prior to the Company’s initial public offering. In addition, our Sponsor owns 545,000 private placement units (the “Private Placement Units”), which were purchased in a private placement that occurred simultaneously with the completion of the Company’s initial public offering.

On the Record Date (as defined below), the redemption price per share was approximately $11.18 (which is expected to be the same approximate amount two business days prior to the Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $43.4 million as of the Record Date (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Ordinary Shares of the Company (the “Ordinary Shares”) on the Nasdaq Global Market on October 11, 2024 was $ 10.94. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.24 more per share than if the shares were sold in the open market. The Company currently holds and intends to continue holding the funds in the Trust Account in U.S. government treasury obligations with a maturity of 180 days or less through the Charter Extension Date. The Company cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the Business Combination on or before the Original Termination Date.

Additionally, if the Extension Amendment Proposal is approved and implemented, the Sponsor or its designees has agreed to contribute to the Company as a loan the lesser of (x) $30,000 or (y) $0.05 per month for each Public Share that remains outstanding and is not redeemed in connection with the Charter Extension for each calendar month (commencing on November 19, 2024 and on the 19th day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete a Business Combination (such loans, the “Contribution”), which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Charter Extension and the length of the extension period that will be needed to complete the Business Combination. For example, if we need until November 18, 2025 to complete the Business Combination, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Charter Extension, then the amount deposited per share will be approximately $0.09 per share, with the aggregate maximum contribution to the Trust Account being $360,000. However, if 3,281,692 Public Shares are redeemed and 600,000 Public Shares remain outstanding after redemptions in connection with the Charter Extension, then the amount deposited per share for such 12-month period will be approximately $0.60 per share.

Assuming the Extension Amendment Proposal is approved, each monthly Contribution will be deposited into the Trust Account within seven calendar days from the 19th day of such calendar month. The amount of the Contributions, which are loans, will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the Meeting and we will wind up, liquidate and dissolve in accordance with the Memorandum and Articles of Association. Our Board will have the sole discretion whether to extend for additional calendar months following November 18, 2024 until November 18, 2025 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees will not make any additional Contributions following such determination. The Contributions will not be made if the Charter Extension is not approved or the Charter Extension is not completed.

If the Extension Amendment Proposal is not approved and a Business Combination, including the Youlife Business Combination, is not completed on or before the Original Termination Date, November 18, 2024, in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less up to $50,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the Ordinary Shares who, being present and entitled to vote at the Meeting, vote at the Meeting or any adjournment or postponement thereof.

The approval of each of the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares who, being present and entitled to vote at the Meeting, vote at the Meeting or any adjournment or postponement thereof.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates or indefinitely, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (ii) if the Board determines before the Meeting that it is not necessary or no longer desirable to proceed with the proposals. The Adjournment Proposal will be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Meeting.

The Board has fixed the close of business on October 11, 2024 (the “Record Date”) as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Meeting or any adjournment thereof.

The Company believes that it is in the best interests of the Company’s shareholders that the Company obtains the Charter Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

The Company reserves the right at any time to cancel the Meeting (by means of adjourning the Meeting sine die) and not to submit to its shareholders any of the proposals. In the event the Meeting is cancelled, the Company will liquidate and dissolve in accordance with its Memorandum and Articles of Association.

Enclosed is the proxy statement containing detailed information about the Meeting, the Extension Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal, and the Adjournment Proposal. Whether or not you plan to attend the Meeting, the Company urges you to read this material carefully and vote your shares. Shareholders will have the opportunity to present questions, including regarding the 2023 Annual Report, to Management at the Meeting, which is being held, in part, to satisfy the annual meeting requirement of the Nasdaq Stock Market LLC for the fiscal year ended December 31, 2023.

By Order of the Board of Directors of Distoken Acquisition Corporation,

/s/ Jian Zhang
Jian Zhang
Chief Executive Officer

Your vote is very important. Whether or not you plan to attend the Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented and voted at the Meeting. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the Ordinary Shares who, being present and entitled to vote at the Meeting, vote at the Meeting or any adjournment or postponement thereof. Approval of the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person or by proxy at the Meeting and entitled to vote thereon. Accordingly, if you fail to vote in person or by proxy at the Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting.

NOTICE OF AN EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING

OF DISTOKEN ACQUISITION CORPORATION

TO BE HELD ON NOVEMBER 14, 2024

To the Shareholders of Distoken Acquisition Corporation:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting in lieu of an annual general meeting of Distoken Acquisition Corporation, a Cayman Islands exempted company (the “Company”), will be held on November 14, 2024, at 10:00 a.m. Eastern Time (the “Meeting”), at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 15th Floor, New York, NY 10105, or at such other time, on such other date and at such other place to which the meeting may be adjourned. You are cordially invited to attend the Meeting for the purpose of considering and voting on the following proposals (the “Proposals”), more fully described below in this proxy statement, which is dated October 31, 2024 and is first being mailed to shareholders on or about November 1, 2024:

1.	Proposal No. 1 — Extension Amendment Proposal — To approve, as a special resolution, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association, as amended (the “Memorandum and Articles of Association”) to give the Company’s board of directors (the “Board”) the right to extend the date by which the Company has to consummate a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination involving the Company, with one or more businesses (a “Business Combination”) (such date, the “Termination Date”) from November 18, 2024 (the “Original Termination Date”) on a monthly basis up to twelve (12) times (as extended, the “Charter Extension”) until November 18, 2025 (as extended, the “Charter Extension Date”), or such earlier date as determined by the Board (the “Extension Amendment Proposal”);

2.	Proposal No. 2 — Director Election Proposal — To re-elect John Wallace, Joseph Valenza and Ning Wang as the Class I directors of the Board until the general meeting of the Company to be held in 2026 or until a successor is elected and qualified (the “Director Election Proposal”);

3.	Proposal No. 3 — Auditor Ratification Proposal — To ratify the selection by the audit committee of the Board of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024 (the “Auditor Ratification Proposal”); and

4.	Proposal No. 4 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Meeting to a later date or dates or indefinitely, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (ii) if the Board determines before the Meeting that it is not necessary or no longer desirable to proceed with the proposals (the “Adjournment Proposal”). For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal, the Director Election Proposal or the Auditor Ratification Proposal will not be submitted to the shareholders for a vote.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete an initial Business Combination.

On May 20, 2024, the Company entered into a Business Combination Agreement (the “Youlife Business Combination Agreement”), by and among (i) the Company, (ii) Youlife International Holdings Inc., a Cayman Islands exempted company (“Youlife”), (iii) Youlife Group Inc., a Cayman Islands exempted company (“Pubco”), (iv) Xiaosen Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), (v) Youlife I Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco, and (vi) Youlife II Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (the transactions contemplated by the Youlife Business Combination Agreement, the “Youlife Business Combination”). While the Company is using its best efforts to complete the Youlife Business Combination as soon as practicable, the Board believes that there will likely not be sufficient time before November 18, 2024 to complete the Youlife Business Combination. Therefore, the Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow additional time to consummate a Business Combination, including the Youlife Business Combination. Without the Charter Extension, the Company believes that the Company will not be able to complete a Business Combination, including the Youlife Business Combination, on or before the Original Termination Date. If that were to occur, the Company would be precluded from completing the Youlife Business Combination or another Business Combination and would be forced to liquidate on the Original Termination Date.

As contemplated by the Memorandum and Articles of Association, the holders of the Ordinary Shares issued as part of the units sold in the Company’s initial public offering (the “Public Shares”) may elect (the “Election”) to redeem their Public Shares upon approval of the Extension Amendment Proposal at a per share price, payable in cash, equal to the aggregate amount then on deposit in a trust account, including interest earned and not previously released to the Company to pay its tax obligations, if any (the “Trust Account”), established to hold a portion of the proceeds of the initial public offering (the “initial public offering”) and the concurrent sale of the Private Placement Units (as defined below), divided by the number of Public Shares then in issue (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the Business Combination. In addition, public shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the Charter Extension Date. Our Sponsor, owns 1,725,000 shares (the “Founder Shares”) of our Ordinary Shares that were issued to the Sponsor prior to the Company’s initial public offering. In addition, our Sponsor owns 545,000 private placement units (the “Private Placement Units”), which were purchased in a private placement that occurred simultaneously with the completion of the Company’s initial public offering.

On the Record Date (as defined below), the redemption price per share was approximately $11.18 (which is expected to be the same approximate amount two business days prior to the Meeting), based on the aggregate amount on deposit in the Trust Account of $43.4 million as of the Record Date (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Ordinary Shares on the Nasdaq Global Market (“Nasdaq”) on October 11, 2024 was $10.94. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.24 more per share than if the shares were sold in the open market. The Company currently holds and intends to continue holding the funds in the Trust Account in U.S. government treasury obligations with a maturity of 180 days or less through the Charter Extension Date. The Company cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the Business Combination on or before the Original Termination Date.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. The Company cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account, may be only a small fraction of the approximately $43.4 million that was in the Trust Account as of the Record Date.

Additionally, if the Extension Amendment Proposal is approved and implemented, the Sponsor or its designees has agreed to contribute to the Company as a loan the lesser of (x) $30,000 or (y) $0.05 per month for each Public Share that remains outstanding and is not redeemed in connection with the Charter Extension for each calendar month (commencing on November 19, 2024 and on the 19th day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete a Business Combination (such loans, the “Contribution”), which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Charter Extension and the length of the extension period that will be needed to complete the Business Combination. For example, if we need until November 18, 2025 to complete the Business Combination, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Charter Extension, then the amount deposited per share will be approximately $0.09 per share, with the aggregate maximum contribution to the Trust Account being $360,000. However, if 3,281,692 Public Shares are redeemed and 600,000 Public Shares remain outstanding after redemptions in connection with the Charter Extension, then the amount deposited per share for such 12-month period will be approximately $0.60 per share.

Assuming the Extension Amendment Proposal is approved, each monthly Contribution will be deposited into the Trust Account within seven calendar days from the 19th day of such calendar month. The amount of the Contributions, which are loans, will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Amendment Proposal and the other Proposals will not be put before the shareholders at the Meeting and we will wind up, liquidate and dissolve in accordance with the Memorandum and Articles of Association. Our Board will have the sole discretion whether to extend for additional calendar months following November 19, 2024 until November 18, 2025 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees will not make any additional Contributions following such determination. The Contributions will not be made if the Charter Extension is not approved or the Charter Extension is not completed.

If the Extension Amendment Proposal is not approved and a Business Combination, including the Youlife Business Combination, is not completed on or before the Original Termination Date, November 18, 2024, in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less up to $50,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

To exercise your redemption rights, you must tender your Public Shares to the Company’s transfer agent at least two business days prior to the Meeting. You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares (and share certificates (if any) and other redemption forms) electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to exercise your redemption rights.

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the Ordinary Shares who, being present and entitled to vote at the Meeting, vote at the Meeting or any adjournment or postponement thereof.

The approval of each of the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares who, being present and entitled to vote at the Meeting, vote at the Meeting or any adjournment or postponement thereof.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates or indefinitely, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (ii) if the Board determines before the Meeting that it is not necessary or no longer desirable to proceed with the proposals. The Adjournment Proposal will be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal, the Director Election Proposal, or the Auditor Ratification Proposal at the Meeting.

The Company reserves the right at any time to cancel the Meeting (by means of adjourning the Meeting sine die) and not to submit to its shareholders any of the Proposals. In the event the Meeting is cancelled, the Company will liquidate and dissolve in accordance with its Memorandum and Articles of Association.

Record holders of Ordinary Shares at the close of business on October 11, 2024 (the “Record Date”) are entitled to vote or have their votes cast at the Meeting. On the Record Date, there were 6,429,692 issued and outstanding Ordinary Shares, which includes 545,000 Ordinary Shares that are included in the Private Placement Units, and 1,725,000 issued and outstanding Founder Shares.

A shareholder who is entitled to attend and vote at the Meeting is entitled to appoint one or more proxies to attend and vote instead of that shareholder, and that such proxyholder need not be a shareholder of the Company.

This proxy statement contains important information about the Meeting, the Extension Amendment Proposal and the other Proposals. Whether or not you plan to attend the Meeting, the Company urges you to read this material carefully and vote your shares. In addition to sending our shareholders this proxy statement, we are also sending shareholders the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 17, 2024 (as amended, the “2023 Annual Report”), so that at the Meeting, shareholders may discuss and ask questions of the management with respect to the 2023 Annual Report.

This proxy statement is dated October 31, 2024 and is first being mailed to shareholders on or about November 1, 2024.

By Order of the Board of Directors of Distoken Acquisition Corporation,

/s/ Jian Zhang
Jian Zhang
Chief Executive Officer

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the Company’s current views with respect to, among other things, the Company’s capital resources and results of operations. Likewise, the Company’s financial statements and all of the Company’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	the Company’s ability to complete the Youlife Business Combination;

•	the anticipated benefits of the Youlife Business Combination;

•	the volatility of the market price and liquidity of the Ordinary Shares and other securities of the Company;

•	the use of funds not held in the Trust Account or available to the Company from interest income on the Trust Account balance; and

•	the competitive environment in which our successor will operate following the Youlife Business Combination.

Additionally, on January 24, 2024, the SEC adopted new rules and regulations for special purpose acquisition companies (“SPACs”), which became effective on July 1, 2024 (the “2024 SPAC Rules”), that affect SPAC Business Combination transactions. The 2024 SPAC Rules require, among other matters, (i) additional disclosures relating to SPAC Business Combination transactions; (ii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and Business Combination transactions; (iii) additional disclosures regarding projections included in SEC filings in connection with proposed Business Combination transactions; and (iv) the requirement that both the SPAC and its target company be co-registrants for Business Combination registration statements. In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals. The 2024 SPAC Rules may materially affect our ability to negotiate and complete our initial Business Combination, including the Youlife Business Combination, and may increase the costs and time related thereto.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law.

For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors” , and in other reports the Company files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

1

QUESTIONS AND ANSWERS ABOUT THE MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Meeting and the proposals to be presented at the Meeting. The following questions and answers do not include all the information that is important to the Company’s shareholders. Shareholders are urged to read carefully this entire proxy statement, including Annex A and the other documents referred to herein, to fully understand the proposal to be presented at the Meeting and the voting procedures for the Meeting, which will be held on November 14, 2024, at 10:00 a.m., Eastern Time. The Meeting will be held at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 15th Floor, New York, NY 10105, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

Q:	Why am I receiving this proxy statement?

A:	The Company is a blank check company incorporated as a Cayman Islands exempted company on July 1, 2020 for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses or entities. On February 17, 2023, the Company consummated its initial public offering of 6,900,000 Units, each consisting of one Ordinary Share, one redeemable warrant, each warrant exercisable to purchase one Ordinary Share at an exercise price of $11.50 per share, and one right to receive one-tenth (1/10) of one Ordinary Share upon the consummation of an initial business combination, generating an aggregate amount of gross proceeds of $69,000,000. Simultaneously with the closing of the initial public offering, the Company consummated the private placement of an aggregate of 545,000 Private Placement Units, each consisting of one Ordinary Share, one warrant, each warrant exercisable to purchase one Ordinary Share at an exercise price of $11.50 per share, and one right to receive one-tenth (1/10) of one Ordinary Share upon the consummation of an initial business combination, generating gross proceeds of $5,450,000. The total offering generated an aggregate amount of gross proceeds of $74,450,000 to the Company.

Like most blank check companies, the Company’s Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in the Trust Account to the holders of Public Shares sold in the initial public offering if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

The Company believes that it is in the best interests of the Company’s shareholders to continue the Company’s existence until the Charter Extension Date if necessary in order to allow the Company additional time to complete a Business Combination, including the Youlife Business Combination, and is therefore holding this Meeting.

Q:  Why do we need to hold an annual meeting?

A:	The Meeting is also being held, in part, to satisfy the annual meeting requirement of Nasdaq. Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of stockholders within 12 months after our fiscal year ended December 31, 2023.

In addition to sending our shareholders this Proxy Statement, we are also sending shareholders the Company’s 2023 Annual Report, so that at the Meeting, shareholders may discuss and ask questions of the management with respect to the 2023 Annual Report.

Q:	When and where is the Meeting?

A:

The Meeting will be held at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, NY 10105. The Meeting will start at 10:00 a.m. Eastern Time, on November 14, 2024. You can only attend the Meeting in person.

Q:	What are the specific proposals on which I am being asked to vote at the Meeting?

A:	The Company’s shareholders are being asked to consider and vote on the following proposals:

1. Proposal No. 1 — Extension Amendment Proposal — To approve, as a special resolution, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles of Association”) to give the Company’s board of directors (the “Board”) the right to extend the date by which the Company has to consummate a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination involving the Company, with one or more businesses (a “Business Combination”) (such date, the “Termination Date”) from November 18, 2024 (the “Original Termination Date”) on a monthly basis up to twelve (12) times (as extended, the “Charter Extension”) until November 18, 2025 (as extended, the “Charter Extension Date”), or such earlier date as determined by the Board (the “Extension Amendment Proposal”);

2. Proposal No. 2 — Director Election Proposal — To re-elect John Wallace, Joseph Valenza and Ning Wang as the Class I directors of the Board until the general meeting of the Company to be held in 2026 or until a successor is elected and qualified (the “Director Election Proposal”);

3. Proposal No. 3 — Auditor Ratification Proposal — To ratify the selection by the audit committee of the Board of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024 (the “Auditor Ratification Proposal”); and

4. Proposal No. 4 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Meeting to a later date or dates or indefinitely, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (ii) if the Board determines before the Meeting that it is not necessary or no longer desirable to proceed with the proposals (the “Adjournment Proposal”). For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal, the Director Election Proposal or the Auditor Ratification Proposal will not be submitted to the shareholders for a vote.

2

Q:	Are the proposals conditioned on one another?

A:	If the Charter Extension is implemented and one or more of the Company’s shareholders elect to redeem their Public Shares pursuant to the Redemption, the Company will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds, including interest earned but net of taxes payable, available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating the Business Combination on or before the Charter Extension Date.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the Trust Account following the Redemption if the Charter Extension Amendment Proposal is approved and the Charter Extension is implemented, and the amount remaining in the Trust Account may be only a small fraction of the approximately $43.4 million that was in the Trust Account as of the Record Date.

Additionally, if the Extension Amendment Proposal is approved and implemented, the Sponsor or its designees has agreed to contribute to the Company as a loan the lesser of (x) $30,000 or (y) $0.05 per month for each Public Share that remains outstanding and is not redeemed in connection with the Charter Extension for each calendar month (commencing on November 19, 2024 and on the 19th day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete a Business Combination (such loans, the “Contribution”), which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Charter Extension and the length of the extension period that will be needed to complete the Business Combination. For example, if we need until November 18, 2025 to complete the Business Combination, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Charter Extension, then the amount deposited per share will be approximately $0.09 per share, with the aggregate maximum contribution to the Trust Account being $360,000. However, if 3,281,692 Public Shares are redeemed and 600,000 Public Shares remain outstanding after redemptions in connection with the Charter Extension, then the amount deposited per share for such 12-month period will be approximately $0.60 per share.

Assuming the Extension Amendment Proposal is approved, each monthly Contribution will be deposited into the Trust Account within seven calendar days from the 19th day of such calendar month. The amount of the Contributions, which are loans, will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Amendment Proposal and the other Proposals will not be put before the shareholders at the Meeting and we will wind up, liquidate and dissolve in accordance with the Memorandum and Articles of Association. Our Board will have the sole discretion whether to extend for additional calendar months following November 19, 2024 until November 18, 2025 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees will not make any additional Contributions following such determination. The Contributions will not be made if the Charter Extension is not approved or the Charter Extension is not completed.

If the Extension Amendment Proposal is not approved and the Business Combination is not completed on or before the Original Termination Date, November 18, 2024, in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less up to $50,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor has waived its rights to participate in any liquidating distribution with respect to its 1,725,000 Founder Shares.

The Director Election Proposal is not conditioned on the approval of the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal.

The Auditor Ratification Proposal is not conditioned on the approval of the Extension Amendment Proposal, the Director Election Proposal or the Adjournment Proposal.

The Adjournment Proposal is not conditioned on the approval of the Extension Amendment Proposal, the Auditor Ratification Proposal or the Director Election Proposal. If any of the Extension Amendment Proposal, the Director Election Proposal or the Auditor Ratification Proposal is not approved by the Company’s shareholders, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of such proposal.

3

Q:	Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?

A:	The Company’s Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying Business Combination consummated on or before the Original Termination Date. As explained below, we will not be able to complete a Business Combination by that date. Without the Charter Extension, the Company believes that the Company will not be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, the Company would be forced to liquidate on the Original Termination Date. Accordingly, the Board is proposing the Extension Amendment to extend the Company’s corporate existence until the Charter Extension Date.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination, including the Youlife Business Combination. The Company believes that given its expenditure of time, effort and money on the Youlife Business Combination, circumstances warrant ensuring that we are in the best position possible to consummate the Youlife Business Combination or another Business Combination and that it is in the best interests of our shareholders that we obtain the Charter Extension. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Memorandum and Articles of Association in the form set forth in Annex A hereto to, among other things, extend the date by which we must (a) consummate a Business Combination, (b) cease our operations if we fail to complete such Business Combination, and (c) redeem or repurchase 100% of the Public Shares sold in our initial public offering from November 19, 2024 to November 18, 2025 (or such earlier date as determined by the Board).

If the Extension Amendment Proposal is not approved by the Company’s shareholders, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal will not be submitted to the shareholders for a vote.

Q:	What vote is required to approve the proposals presented at the Meeting?

A:	The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the Ordinary Shares who, being present and entitled to vote at the Meeting, vote at the Meeting or any adjournment or postponement thereof.

The approval of each of the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares who, being present and entitled to vote at the Meeting, vote at the Meeting or any adjournment or postponement thereof.

A shareholder of the Company who attends the Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending its duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholder will be counted) for the purposes of determining whether a quorum is present at the Meeting. The presence, in person or by proxy or by duly authorized representative, at the Meeting of the holders of one-third of all issued and outstanding Ordinary Shares entitled to attend and vote at the Meeting shall constitute a quorum for the Meeting.

At the Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal, the Director Election Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal, the Director Election Proposal or the Adjournment Proposal.

4

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:	The Company believes shareholders will benefit from the Company consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete the Business Combination until the Charter Extension Date. Without the Charter Extension, the Company believes that the Company will not be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, the Company would be forced to liquidate on the Original Termination Date.

Q: A:

Why should I vote “FOR” the director nominees set forth in the Director Election Proposal?

John Wallace, Joseph Valenza, Ning Wang have all served on our Board since February 2023. Our Board believes that stability and continuity in our Board is important as we continue to work towards completion of the Business Combination.

Our Board recommends that you vote in favor of the nominees set forth in the Director Election Proposal.

Q: A:

Why should I vote “FOR” the Auditor Ratification Proposal?

Marcum has served as our independent registered public accounting firm since 2020. Our Audit Committee and Board believe that stability and continuity in our auditor is important as we continue to work towards completion of the Business Combination.

Our Board recommends that you vote in favor of the Auditor Ratification Proposal.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:	If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:	If the Extension Amendment Proposal is approved, the Charter Extension will be implemented, the Withdrawal Amount will be removed from the Trust Account and distributed to redeeming shareholders.

We are seeking the Extension Amendment to provide us additional time to complete the Youlife Business Combination or another Business Combination.

Upon approval of the Extension Amendment Proposal by the affirmative vote of at least two-thirds of the shareholders entitled to vote who attend and vote at a general meeting of the Company, we will file the proposed amendment to the Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A hereto. We will remain a reporting company under the Exchange Act and our Ordinary Shares, warrants and rights will remain publicly traded. The Company will then continue to work to consummate a Business Combination by the Extended Date.

Q:	How will the Sponsor and the Company’s directors and officers vote?

A:	The Sponsor and the Company’s directors and officers have advised the Company that they intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and, if necessary, the Adjournment Proposal.

The Sponsor and the Company’s directors and officers and their respective affiliates are not entitled to redeem any Ordinary Shares held by them in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor and the Company’s directors and officers and their respective affiliates beneficially owned and were entitled to vote an aggregate of 2,270,000 Ordinary Shares, collectively representing approximately 35.3% of the Company’s issued and outstanding Ordinary Shares.

In addition, the Sponsor may enter into arrangements with a limited number of shareholders pursuant to which such shareholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Extension Amendment Proposal. The Sponsor may provide such shareholders either Company securities or membership interests in the Sponsor or other consideration pursuant to such arrangements.

5

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal?

A:	If you do not want the Extension Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you attend the Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Meeting in person or by proxy, or if you do attend the Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Meeting will have no effect on the outcome of such votes.

If the Extension Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal, the Director Election Proposal, and the Auditor Ratification Proposal will not be submitted to the shareholders for a vote.

Q:	Will you seek any further extensions to liquidate the Trust Account?

A:	Other than as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a Business Combination beyond the Charter Extension Date.

Q:	What happens if the Extension Amendment Proposal is not approved?

A:	If there are insufficient votes to approve the Extension Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal, the Director Election Proposal, and the Auditor Ratification Proposal will not be submitted to the shareholders for a vote.

If the Extension Amendment Proposal is not approved at the Meeting or at any adjournment thereof and the Youlife Business Combination is not completed on or before the Original Termination Date, in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less up to $50,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

6

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:	If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate the Business Combination until the Charter Extension Date. The Company will file an amendment to its Memorandum and Articles of Association with Cayman Islands in substantially the form that appears in Annex A hereto and will continue its efforts to obtain approval of the Business Combination at a meeting and consummate the closing of the Business Combination on or before the Charter Extension Date.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Company’s officers, directors, the Sponsor and its affiliates.

Additionally, if the Extension Amendment Proposal is approved and implemented, the Sponsor or its designees has agreed to contribute to the Company as a loan the lesser of (x) $30,000 or (y) $0.05 per month for each Public Share that remains outstanding and is not redeemed in connection with the Charter Extension for each calendar month (commencing on November 19, 2024 and on the 19th day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete a Business Combination (such loans, the “Contribution”), which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Charter Extension and the length of the extension period that will be needed to complete the Business Combination. For example, if we need until November 18, 2025 to complete the Business Combination, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Charter Extension, then the amount deposited per share will be approximately $0.09 per share, with the aggregate maximum contribution to the Trust Account being $360,000. However, if 3,281,692 Public Shares are redeemed and 600,000 Public Shares remain outstanding after redemptions in connection with the Charter Extension, then the amount deposited per share for such 12-month period will be approximately $0.60 per share.

Assuming the Extension Amendment Proposal is approved, each monthly Contribution will be deposited into the Trust Account within seven calendar days from the 19th day of such calendar month. The amount of the Contributions, which are loans, will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the Meeting and we will wind up, liquidate and dissolve in accordance with the Memorandum and Articles of Association. Our Board will have the sole discretion whether to extend for additional calendar months following November 19, 2024 until November 18, 2025 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees will not make any additional Contributions following such determination. The Contributions will not be made if the Charter Extension is not approved or the Charter Extension is not completed.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.

Q:	If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:	Yes. Whether you vote for or against the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	Will how I vote affect my ability to exercise Redemption rights?

A:	No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Charter Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of the Nasdaq Global Market.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. You may change your vote by:

•	entering a new vote by Internet or telephone;

•	sending a later-dated, signed proxy card to Distoken Acquisition Corporation, Unit 1006, Block C, Jinshangjun Park, No.2 Xiaoba Road, Panlong District, Kunming, Yunan, China, Attn: Jian Zhang, Chief Executive Officer, so that it is received by the Company’s Chief Executive Officer on or before the Meeting; or

•	attending and voting, in person, during the Meeting.

You also may revoke your proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received by the Company’s Chief Executive Officer on or before the Meeting. Attending the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

7

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the Ordinary Shares who, being present and entitled to vote at the Meeting, vote at the Meeting or any adjournment or postponement thereof. Approval of each of the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal (if put forth at the Meeting) requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Meeting and entitled to vote thereon.

Shareholders who attend the Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Meeting. The presence, in person or by proxy or by duly authorized representative, at the Meeting of the holders of one-third of all issued and outstanding Ordinary Shares entitled to attend and vote at the Meeting shall constitute a quorum for the Meeting.

At the Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal, the Director Election Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether each of the proposals is approved, and any Ordinary Shares which are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the proposals, except that your shares may be voted as broker non-votes by your brokerage firm for the Auditor Ratification Proposal.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

The Company believes that the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal, if presented to the shareholders at this Meeting, will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on these proposals presented at the Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on any of the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal. In contrast, brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters. Therefore, your shares may be voted as broker non-votes by your brokerage firm for the Auditor Ratification Proposal.

Q:	What constitutes a quorum at the Meeting?

A:	The holders of a majority of the Ordinary Shares entitled to vote as of the Record Date at the Meeting must be present, in person or by proxy (or, in the case of a holder which is a corporation or other non-natural person, by its duly authorized representative or proxy), at the Meeting to constitute a quorum and in order to conduct business at the Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining a quorum. The Sponsor owns approximately 35.3% of the Company’s issued and outstanding Ordinary Shares, which will count towards this quorum. As a result, 944,847 additional Ordinary Shares would be required to achieve a quorum.

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Q:	How do I vote?

A:	If you were a holder of record of Ordinary Shares on October 11, 2024, the Record Date for the Meeting, you may vote with respect to the proposal yourself at the Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Meeting so that your shares will be voted if you are unable to attend the Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 10:00 a.m., Eastern Time, on November 14, 2024.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting by Telephone. You may vote by proxy by submitting your proxy by telephone (if this option is available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives; availability and specific procedures vary. If your bank or brokerage firm does not offer telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal?

A:	Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, the Board has determined that the Proposals are in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” each of the Proposals.

Q:	What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A:	The Company’s Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Ordinary Shares and Private Placement Units. See the section entitled “The Meeting — Interests of the Sponsor, Directors and Officers” in this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:	No. There are no appraisal rights or dissenters' rights available to the Company’s shareholders in connection with the Extension Amendment Proposal.

Q:	If I am a public warrant holder or rights holder, can I exercise redemption rights with respect to my warrants or rights?

A:	No. The holders of warrants or rights issued in connection with the Company’s initial public offering have no redemption rights with respect to such public warrants or rights.

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Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how each of the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:	In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, the Company’s shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus dated February 13, 2023, filed in connection with the Company’s initial public offering.

In order to exercise your redemption rights, you must, on or before 5:00 p.m., Eastern Time, on November 12, 2024 (two business days before the Meeting), tender your shares physically or electronically and submit a request in writing that the Company redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, LLC (“Continental”), the Company’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

Shareholders of the Company seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is the Company’s understanding that its shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, the Company does not have any control over this process and it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

In the event that a public shareholder tenders its shares and decides that it does not want to redeem its shares, the shareholder may withdraw the tender at any time prior to the Meeting with the consent of the Board. If you delivered your shares (and share certificates (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved.

Shareholders of the Company seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Meeting, or to deliver their shares (and share certificates (if any) and other redemption forms) to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares (and share certificates (if any) and other redemption forms) is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

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Q:	What should I do if I receive more than one set of voting materials for the Meeting?

A:	You may receive more than one set of voting materials for the Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Meeting?

A:	The Company will pay the cost of soliciting proxies for the Meeting. The Company has engaged Advantage Proxy, Inc. (“Advantage Proxy”) to assist in the solicitation of proxies for the Meeting. The Company has agreed to pay Solicitor’s customary fees, plus disbursements, and indemnify Solicitor against certain damages, expenses, liabilities or claims relating to its services as the Company’s proxy solicitor. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Distoken Acquisition Corporation

Unit 1006, Block C, Jinshangjun Park

No. 2 Xiaoba Road, Panlong District

Kunming, Yunnan, China

You may also contact the proxy solicitor for the Company at:

Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

To obtain timely delivery, shareholders must request the materials no later than November 7, 2024, or 5 business days prior to the date of the Meeting. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the transfer agent on or before 5:00 p.m., Eastern Time, on November 12, 2024 (two business days before the Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your Public Shares (and share certificates (if any) and other redemption forms), please contact the transfer agent:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

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RISK FACTORS

You should consider carefully all of the risks described in (i) our final IPO prospectus filed with the SEC on February 15, 2023 (File No. 333-248822), (ii) our Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on April 17, 2024, as amended, (iii) our Quarterly Report on Form 10-Q as filed with the SEC on August 16, 2024 and in other reports the Company files with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension Amendment Proposal will enable us to complete the Business Combination.

Approving the Extension Amendment Proposal involves a number of risks. Even if the Extension Amendment Proposal is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Charter Extension Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal is approved, the Company expects to seek shareholder approval of the Youlife Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the Youlife Business Combination following the SEC declaring effective the Registration Statement on Form F-4, which will include a proxy statement/prospectus filed by Pubco in connection with the Youlife Business Combination (the “Youlife Registration Statement”). We cannot complete the Youlife Business Combination unless the Youlife Registration Statement is declared effective. As of the date of this Proxy Statement, the Youlife Registration Statement has not been filed with the SEC, and we cannot estimate when, or if, the SEC will declare the Youlife Registration Statement effective.

Even if the Extension Amendment Proposal and the Youlife Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

If our initial Business Combination involves a company organized in the United States, it is possible that a 1% U.S. federal excise tax will be imposed on us in connection with redemptions of our Ordinary Shares after or in connection with such initial Business Combination.

On August 16, 2022, the Inflation Reduction Act of 2022 became law in the United States, which, among other things, imposes a 1% excise tax (the “Excise Tax”) on the fair market value of certain repurchases (including certain redemptions) of stock by publicly traded domestic (i.e., United States) corporations (and certain non-U.S. corporations treated as “surrogate foreign corporations”). The Excise Tax applies to stock repurchases occurring in 2023 and beyond. The amount of the Excise Tax is generally 1% of the fair market value of the shares of stock repurchased at the time of the repurchase. In April 2024, the U.S. Department of the Treasury (the “Treasury Department”) issued proposed regulations providing guidance with respect to the Excise Tax. Under the proposed regulations, liquidating distributions made by publicly traded domestic corporations are exempt from the Excise Tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax. Taxpayers may rely on these proposed regulations until final regulations are issued.

As an entity incorporated as a Cayman Islands exempted company, the Excise Tax is not expected to apply to redemptions of our Ordinary Shares, including the redemptions in connection with the Extension Amendment Proposal (absent any further regulations and other additional guidance that may be issued in the future with retroactive effect).

However, in the event the Youlife Business Combination is not consummated and in connection with a different Business Combination involving a company organized under the laws of the United States, it is possible that we domesticate and continue as a Delaware corporation prior to certain redemptions and, because our securities are trading on Nasdaq, it is possible that we will be subject to the Excise Tax with respect to any subsequent redemptions, including redemptions in connection with the initial business combination, that are treated as repurchases for this purpose (other than, pursuant to the proposed regulations, redemptions in complete liquidation of the company). In all cases, the extent of the Excise Tax that may be incurred will depend on a number of factors, including the fair market value of our stock redeemed, the extent such redemptions could be treated as dividends and not repurchases, and the content of the final regulations and other additional guidance from the Treasury Department that may be issued and applicable to the redemptions. Issuances of stock by a repurchasing corporation in a year in which such corporation repurchases stock may reduce the amount of Excise Tax imposed with respect to such repurchase. The Excise Tax is imposed on the repurchasing corporation itself, not the shareholders from which stock is repurchased. The imposition of the Excise Tax as a result of redemptions in connection with the initial Business Combination could, however, reduce the amount of cash available to pay redemptions or reduce the cash contribution to the target business in connection with our initial Business Combination, which could cause the other shareholders of the combined company to economically bear the impact of such Excise Tax.

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Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements and numerous complex tax laws. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.

On January 24, 2024, the SEC adopted the 2024 SPAC Rules requiring, among other matters, (i) additional disclosures relating to SPAC Business Combination transactions; (ii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and Business Combination transactions; (iii) additional disclosures regarding projections included in SEC filings in connection with proposed Business Combination transactions; and (iv) the requirement that both the SPAC and its target company be co-registrants for Business Combination registration statements.

In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act, including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals.

Compliance with the 2024 SPAC Rules and related guidance may (i) increase the costs of and the time needed to negotiate and complete an initial Business Combination and (ii) constrain the circumstances under which we could affect our ability to complete an initial Business Combination.

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If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial Business Combination.

The SEC’s adopting release with respect to the 2024 SPAC Rules provided guidance relating to the potential status of SPACs as investment companies subject to regulation under the Investment Company Act and the regulations thereunder. Whether a SPAC is an investment company is dependent on specific facts and circumstances and we can give no assurance that a claim will not be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including (i) restrictions on the nature of our investments; and (ii) restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial Business Combination.

In addition, we may have imposed upon us burdensome requirements, including: (i) registration as an investment company; (ii) adoption of a specific form of corporate structure; and (iii) reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. We are mindful of the SEC’s investment company definition and guidance and intend to complete an initial Business Combination with an operating business, and not with an investment company, or to acquire minority interests in other businesses exceeding the permitted threshold.

We do not believe that our business activities will subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account are invested only in U.S. government treasury obligations with a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations; the holding of these assets in this form is intended to be temporary and for the sole purpose of facilitating the intended Business Combination. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, which risk increases the longer that we hold investments in the Trust Account, we may, at any time, instruct Continental, as trustee of the Trust Account, to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash or in an interest bearing demand deposit account at a bank.

Pursuant to the Trust Agreement, Continental is not permitted to invest in securities or assets other than as described above. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intended to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Our initial public offering was not intended for persons who were seeking a return on investments in government securities or investment securities. The Trust Account is intended solely as a temporary depository for funds pending the earliest to occur of: (i) the completion of our initial Business Combination; (ii) the redemption of any Public Shares properly submitted in connection with a shareholder vote to amend our Memorandum and Articles of Association (x) in a manner that would affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our initial Business Combination within the combination period; or (y) with respect to any other provision relating to the rights of holders of our Ordinary Shares or pre-initial Business Combination activity; or (iii) absent an initial Business Combination within the combination period, our return of the funds held in the Trust Account to our Public Shareholders as part of our redemption of the Public Shares.

We are aware of litigation claiming that certain SPACs should be considered investment companies. Although we believe that these claims are without merit, we cannot guarantee that we will not be deemed to be an investment company and thus subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete an initial Business Combination or may result in our liquidation. If we are unable to complete our initial Business Combination, our Public Shareholders may receive only approximately $11.18 (as of the Record Date) per Public Share upon the liquidation of our Trust Account and our Warrants and Rights will expire worthless.

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We may not be able to complete the Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial business combination to be consummated with us, we may not be able to consummate a business combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a business combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated. Our Chief Executive Officer, Jian Zhang, a Chinese citizen, is the Manager of the Sponsor, which controls approximately 35.3% of our issued and outstanding Ordinary Shares, and therefore we or our Sponsor may constitute a “foreign person” under CFIUS rules and regulations. Were we considered to be a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions and/or CFIUS review.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target. As a result of these various restrictions, the pool of potential targets with which we could complete an initial Business Combination may be limited, and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our Public Stockholders may only receive $11.18 per share (as of the Record Date and before taking into account the removal of the accrued interest in the Trust Account to pay our taxes), and our Warrants and Rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company, such as Youlife, and the chance of realizing future gains on your investment through any price appreciation in the combined company.

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THE MEETING

This proxy statement is being provided to shareholders of the Company as part of a solicitation of proxies by the Board for use at the Meeting of Shareholders to be held on November 14, 2024, and at any adjournment thereof. This proxy statement contains important information regarding the Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about November 1, 2024 to all shareholders of record of the Company as of October 11, 2024, the Record Date for the Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Meeting.

Date, Time and Place of Meeting

The Meeting will be held at 10:00 a.m., Eastern Time, on November 14, 2024 at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 15th Floor, New York, NY 10105. The Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

The Proposals at the Meeting

At the Meeting, shareholders of the Company will consider and vote on the following proposals:

1.	Proposal No. 1 — Extension Amendment Proposal — To approve, as a special resolution, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles of Association”) to give the Company’s board of directors (the “Board”) the right to extend the date by which the Company has to consummate a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination involving the Company, with one or more businesses (a “Business Combination”) (such date, the “Termination Date”) from November 18, 2024 (the “Original Termination Date”) on a monthly basis up to twelve (12) times (as extended, the “Charter Extension”) until November 18, 2025 (as extended, the “Charter Extension Date”), or such earlier date as determined by the Board (the “Extension Amendment Proposal”);

2.	Proposal No. 2 — Director Election Proposal — To re-elect John Wallace, Joseph Valenza and Ning Wang as the Class I directors of the Board until the general meeting of the Company to be held in 2026 or until a successor is elected and qualified (the “Director Election Proposal”);

3.	Proposal No. 3 — Auditor Ratification Proposal — To ratify the selection by the audit committee of the Board of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024 (the “Auditor Ratification Proposal”); and

4.	Proposal No. 4 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Meeting to a later date or dates or indefinitely, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (ii) if the Board determines before the Meeting that it is not necessary or no longer desirable to proceed with the proposals (the “Adjournment Proposal”). For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal, the Director Election Proposal and the Auditor Ratification Proposal will not be submitted to the shareholders for a vote.

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Voting Power; Record Date

As a shareholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Meeting if you owned Ordinary Shares at the close of business on October 11, 2024, which is the Record Date for the Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 6,429,692 issued and outstanding Ordinary Shares, of which 3,881,692 Ordinary Shares are held by the Company’s public shareholders, 545,000 Ordinary Shares are owned by the Sponsor as part of the Private Placement Units, 278,000 Ordinary Shares are collectively held by I-Bankers Securities, Inc. and their designees and certain other third parties, and 1,725,000 Ordinary Shares are held by the Sponsor.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for the Proposals for the Meeting

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the Ordinary Shares who, being present and entitled to vote at the Meeting, vote at the Meeting or any adjournment or postponement thereof.

The approval of each of the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares who, being present and entitled to vote at the Meeting, vote at the Meeting or any adjournment or postponement thereof.

Shareholders who attend the Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Meeting. The presence, in person or by proxy or by duly authorized representative, at the Meeting of the holders of one-third of all issued and outstanding Ordinary Shares entitled to attend and vote at the Meeting shall constitute a quorum for the Meeting.

At the Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal, the Director Election Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether each of the proposals is approved, and any Ordinary Shares which are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the Extension Amendment Proposal, the Director Election Proposal or the Adjournment Proposal. Your shares, however, may be voted as broker non-votes by your brokerage firm for the Auditor Ratification Proposal.

It is possible that the Company will not be able to complete the Business Combination by the Charter Extension Date if the Extension Amendment Proposal is approved. In such event, the Company will be required to wind up, liquidate and dissolve the Trust Account by returning the then remaining funds in such account to the public shareholders.

Voting Your Shares — Shareholders of Record

If you are a shareholder of record of the Company, you may vote by mail, Internet or telephone. Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Meeting. Your one or more proxy cards show the number of Ordinary Shares that you own.

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Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Meeting so that your shares will be voted if you are unable to attend the Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Amendment Proposal,” “FOR” the Director Election Proposal, “FOR” the Auditor Ratification Proposal, and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 10:00 a.m., Eastern Time, on November 14, 2024.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting by Telephone. You may vote by proxy by submitting your proxy by telephone (if this option is available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives; availability and specific procedures vary. If your bank or brokerage firm does not offer telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Continental Stock Transfer & Trust Company. Requests for registration should be directed to proxy@continentalstock.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on November 7, 2024.

You will receive a confirmation of your registration by email after the Company receives your registration materials. You will also need a voter control number included on your proxy card in order to be able to vote your shares. Follow the instructions provided to vote.

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Attending the Meeting

The Meeting will be held at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 15th Floor, New York, NY 10105.

Revoking Your Proxy

If you are a shareholder and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	you may enter a new vote by Internet or telephone;

•	you may send a later-dated, signed proxy card to Distoken Acquisition Corporation, Unit 1006, Block C, Jinshangjun Park, No. 2 Xiaoba Road, Panlong District, Kunming, Yunnan, China, so that it is received by the Company on or before the Meeting; or

•	you may attend and vote in person during the Meeting.

No Additional Matters

The Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Meeting, no other matters may be considered at the Meeting if they are not included in this proxy statement, which serves as the notice of the Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Advantage Proxy, the Company’s proxy solicitor, at (877) 870-8565.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, including interest earned but net of taxes payable. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

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In order to exercise your redemption rights, you must:

•	on or before 5:00 p.m., Eastern Time, on November 12, 2024 (two business days before the Meeting), tender your shares physically or electronically and submit a request in writing that the Company redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

and

•	deliver your Public Shares (and share certificates (if any) and other redemption forms) either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares (and share certificates (if any) and other redemption forms) as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Meeting, or to deliver their shares (and share certificates (if any) and other redemption forms) to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

In the event that a public shareholder tenders its shares and decides that it does not want to redeem its shares, the shareholder may withdraw the tender at any time prior to the Meeting with the consent of the Board. If you delivered your shares (and share certificates (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved.

Each redemption of a Public Share by the Company’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $43.4 million as of the Record Date. Prior to their exercising redemption rights, shareholders of the Company should verify the market price of the Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved, the Company will be required to wind up, liquidate and dissolve the Trust Account by returning the then remaining funds in such account to the public shareholders and all of the Company’s warrants and rights will expire worthless.

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Appraisal Rights or Dissenters' Rights

There are no appraisal rights or dissenters' rights available to the Company’s shareholders in connection with any of the proposals.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the Internet. The Company has engaged Advantage Proxy to assist in the solicitation of proxies for the Meeting. The Company has agreed to pay Solicitor’s customary fees, plus disbursements, and indemnify Solicitor against certain damages, expenses, liabilities or claims relating to its services as the Company’s proxy solicitor. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination. The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of the Board, the Company’s shareholders should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the Extension Amendment Proposal. Shareholders of the Company should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•	the fact that the Sponsor holds 1,725,000 Founder Shares and 545,000 Private Placement Units, all of which would expire worthless if the Business Combination is not consummated;

•	the fact that the Sponsor has agreed not to redeem any Ordinary Shares held by it in connection with a shareholder vote to approve the Business Combination;

•	the fact that we are obligated to pay the Sponsor up to a total of $10,000 per month for office space, administrative and support services, and upon completion of our initial business combination or our liquidation, we will cease being obligated to pay these monthly fees;

•	the fact that our Sponsor may lend us funds in order to finance transaction costs in connection with an initial business combination, up to $1,500,000 of which may be convertible into units at a price of $10.00 per unit at the option of the Sponsor. The units would be identical to the private placement units issued to the Sponsor;

•	the fact that, unless the Company consummates the initial business combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company related to identifying and investigating an initial business combination to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

•	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the Extension Period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.20 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have discussed entering into a transaction agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the meeting to vote on a proposed initial business combination and may even continue to serve following any potential initial business combination and receive compensation thereafter.

Additionally, if the Extension Amendment Proposal is approved and the Company consummates the Business Combination, the officers and directors may have additional interests. Such interests will be described in the proxy statement/prospectus for such transaction.

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PROPOSAL NO. 1— THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Memorandum and Articles of Association (i) to extend the date by which the Company has to consummate a Business Combination to the Charter Extension Date so as to give the Company additional time to complete the Business Combination. A copy of the proposed amendment to the Memorandum and Articles of Association of the Company is attached to this proxy statement as part of Annex A.

Additionally, if the Extension Amendment Proposal is approved and implemented, the Sponsor or its designees has agreed to contribute to the Company as a loan the lesser of (x) $30,000 or (y) $0.05 per month for each Public Share that remains outstanding and is not redeemed in connection with the Charter Extension for each calendar month (commencing on November 19, 2024 and on the 19th day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete a Business Combination, which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Charter Extension and the length of the extension period that will be needed to complete the Business Combination. For example, if we need until November 18, 2025 to complete the Business Combination, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Charter Extension, then the amount deposited per share will be approximately $0.09 per share, with the aggregate maximum contribution to the Trust Account being $360,000. However, if 3,281,692 Public Shares are redeemed and 600,000 Public Shares remain outstanding after redemptions in connection with the Charter Extension, then the amount deposited per share for such 12-month period will be approximately $0.60 per share.

Assuming the Extension Amendment Proposal is approved, each monthly Contribution will be deposited into the Trust Account within seven calendar days from the 19th day of such calendar month. The amount of the Contributions, which are loans, will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the Meeting and we will wind up, liquidate and dissolve in accordance with the Memorandum and Articles of Association. Our Board will have the sole discretion whether to extend for additional calendar months following November 19, 2024 until November 18, 2025 and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees will not make any additional Contributions following such determination. The Contributions will not be made if the Charter Extension is not approved or the Charter Extension is not completed.

Without the approval of the Extension Amendment Proposal and the implementation of the Charter Extension, the Company believes that the Company will not be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, the Company would be forced to liquidate on the Original Termination Date.

As contemplated by the Memorandum and Articles of Association, the holders of the Company’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is implemented.

On the Record Date, the redemption price per share was approximately $11.18 (which is expected to be the same approximate amount two business days prior to the Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $43.4 million as of the Record Date (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Ordinary Shares on the Nasdaq Global Market on October 11, 2024 was $10.94. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.24 more per share than if the share was sold in the open market. The Company currently holds and intends to continue holding the funds in the Trust Account in U.S. government treasury obligations with a maturity of 180 days or less through the Charter Extension Date. The Company cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the Business Combination on or before the Original Termination Date.

Reasons for the Extension Amendment Proposal

The Company’s Memorandum and Articles of Association provide that the Company has until the Original Termination Date to complete the Business Combination. The Company and its officers and directors agreed that they would not seek to amend the Company’s Memorandum and Articles of Association to allow for a longer period of time to complete the Business Combination unless the Company provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of the Company’s shareholders that the Charter Extension be obtained, and accordingly the approval of the Extension Amendment Proposal, so that the Company will have a limited additional amount of time to consummate the Business Combination. Without the Charter Extension, the Company believes that the Company will not be able to complete the Business Combination on or before the Original Termination Date. If that were to occur, the Company would be forced to liquidate on the Original Termination Date.

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If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and the Youlife Business Combination is not completed on or before the Original Termination Date, November 18, 2024, in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less up to $50,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor has waived its rights to participate in any liquidating distribution with respect to its 1,725,000 Founder Shares and 545,000 Ordinary Shares included in the Private Placement Units.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company intends to file an amendment to the Memorandum and Articles of Association in the form of Annex A hereto to extend the time it has to complete the Business Combination until the Charter Extension Date. The Company will then continue to attempt to consummate the Business Combination until the Charter Extension Date. The Company will remain a reporting company under the Exchange Act and we expect that our Ordinary Shares, warrants and rights will remain publicly traded during this time.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, including interest earned but net of taxes payable. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

In order to exercise your redemption rights, you must:

•	on or before 5:00 p.m., Eastern Time, on November 12, 2024 (two business days before the Meeting), tender your shares physically or electronically and submit a request in writing that the Company redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

and

•	deliver your Public Shares (and share certificates (if any) and other redemption forms) either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Meeting.

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Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares (and share certificates (if any) and other redemption forms) as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Meeting, or to deliver their shares (and share certificates (if any) and other redemption forms) to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

In the event that a public shareholder tenders its shares and decides that it does not want to redeem its shares, the shareholder may withdraw the tender at any time prior to the Meeting with the consent of the Board. If you delivered your shares (and share certificates (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved.

Each redemption of a Public Share by the Company’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $43.4 million as of the Record Date. Prior to their exercising redemption rights, the Company’s shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their shares of Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Company does not consummate the Business Combination on or before the Original Termination Date, and the Extension Amendment Proposal is not approved, the Company will be required to wind up, liquidate and dissolve the Trust Account by returning the then remaining funds in such account to the public shareholders.

Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a summary of the material U.S. federal income tax considerations for holders of the Company’s shares that elect to have their shares redeemed for cash. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Services (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

•	certain U.S. expatriates;

•	traders in securities that elect mark-to-market treatment;

•	S corporations;

•	U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar;

•	financial institutions;

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•	mutual funds;

•	qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

•	insurance companies;

•	broker-dealers;

•	regulated investment companies (or RICs);

•	real estate investment trusts (or REITs);

•	persons holding shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

•	persons subject to the alternative minimum tax provisions of the Code;

•	tax-exempt organizations;

•	persons that actually or constructively own 5 percent or more of the Company’s shares; and

•	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding the Company’s securities, you should consult your tax advisor. This summary assumes that shareholders hold the Company’s securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

WE URGE HOLDERS OF THE COMPANY’S SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1— The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:

•	a citizen or resident of the United States;

•	a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

•	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

•	any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

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Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If the Company is considered a “passive foreign investment company” for these purposes (which the Company will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and, in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our rights or warrants). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our rights or warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

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Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because the Company is a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us will not be known until after the close of our current taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares, rights or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,

•	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares;

•	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

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In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our rights or warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its rights or warrants. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of its rights or warrants, any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the rights or warrants. If a Redeeming U.S. Holder that receives Ordinary Shares pursuant to the rights or warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares, unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the receipt of Ordinary Shares acquired pursuant to the rights or warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares, rights or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

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Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our rights or warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq Global Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1— The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain is effectively connected with such Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and, if any income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder).

Dividends (including constructive dividends) and gains that are effectively connected with a Redeeming Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable Redeeming U.S. Holder and, in the case of a Redeeming Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

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Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares or rights.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•	fails to provide an accurate taxpayer identification number;

•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your Public Shares.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the Ordinary Shares who, being present and entitled to vote at the Meeting, vote at the Meeting or any adjournment or postponement thereof.

Resolution to be Voted Upon

See Annex A.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

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PROPOSAL TWO – THE DIRECTOR ELECTION PROPOSAL

Our Board is divided into two classes. The term of office of the Class I directors, John Wallace, Joseph Valenza and Ning Wang, will expire at the Meeting. The term of office of the Class II directors, Jian Zhang and Jirong Lyu, will expire at the annual general meeting of shareholders to be held in 2025.

At the Meeting, three Class I directors will be elected to the Board to serve for a term of office to expire at the two succeeding annual general meeting after their appointment or until a successor is elected and qualified or their earlier resignation or removal. The Board has nominated each of John Wallace, Joseph Valenza and Ning Wang for election as a Class I director. The biographies of John Wallace, Joseph Valenza and Ning Wang are set forth below under the section entitled “Directors, Executive Officers and Corporate Governance”.

Vote Required for Approval

The approval of the Director Election Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares who, being present and entitled to vote at the Meeting, vote at the Meeting or any adjournment or postponement thereof.

Unless authority is withheld or the shares are subject to a broker non-vote, the proxies solicited by the Board will be voted “FOR” the election of the foregoing nominees. In case any director nominee becomes unavailable for election to the Board, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting in accordance with their judgment.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE “FOR” EACH OF THE NOMINEES SET FORTH IN THE DIRECTOR ELECTION PROPOSAL.

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PROPOSAL THREE – THE AUDITOR RATIFICATION PROPOSAL

We are asking the shareholders to ratify the Audit Committee’s selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Marcum has audited our financial statements for the fiscal years ended December 31, 2023, 2022 and 2021 and the period from July 1, 2020 (inception) through December 31, 2020. A representative of Marcum is not expected to be present at the Meeting; however, if a representative is present, they will have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions. The following is a summary of fees paid or to be paid to Marcum for services rendered.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees of Marcum for professional services rendered for the audit of our annual financial statements and quarterly reviews of the financial statements included in our other required filings with the SEC, including the aggregate fees related to audit services in connection with our initial public offering, for the years ended December 31, 2023 and 2022 totaled approximately $136,990 and $168,405, respectively.

Audit Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the years ended December 31, 2023 and 2022 we did not pay Marcum any audit-related fees.

Tax Fees

Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. We did not pay Marcum for tax services, planning or advice for the years ended December 31, 2023 and 2022.

All Other Fees

All other fees consist of fees billed for all other services. We did not pay Marcum for any other services for the years ended December 31, 2023 and 2022.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our initial public offering. As a result, the Audit Committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our board of directors. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

Consequences if the Auditor Ratification Proposal is Not Approved

The Audit Committee is directly responsible for appointing our independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2024, our Audit Committee may reconsider the selection of Marcum as our independent registered public accounting firm.

Vote Required for Approval

The ratification of the appointment of Marcum requires requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares who, being present and entitled to vote at the Meeting, vote at the Meeting or any adjournment or postponement thereof. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Auditor Ratification Proposal. If you do not want the Auditor Ratification Proposal approved, you must vote “AGAINST” the Auditor Ratification Proposal. Broker non-votes will count as votes cast on the Auditor Ratification Proposal.

Recommendation of the Board

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF MARCUM BY THE AUDIT COMMITTEE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates or indefinitely, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (ii) if the Board determines before the Meeting that it is not necessary or no longer desirable to proceed with the proposals. The Adjournment Proposal may be presented to the Company’s shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve the Extension Amendment Proposal. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal will not be submitted to the shareholders for a vote.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve the Extension Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal (if put to the Meeting) requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares who, being present and entitled to vote at the Meeting, vote at the Meeting or any adjournment or postponement thereof. Failure to vote by proxy or to vote oneself at the Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Resolution to be Voted Upon

RESOLVED, as an ordinary resolution, that the Meeting be adjourned to a later date or dates or indefinitely, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (ii) if the Board determines before the Meeting that it is not necessary or no longer desirable to proceed with the proposals.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

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BACKGROUND

We are a blank check company incorporated as a Cayman Islands exempted company on July 1, 2020. We were incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar Business Combination.

There are currently 6,429,692 of our Ordinary Shares issued and outstanding. As of the Record Date, approximately $43.4 million from our initial public offering and the simultaneous sale of the Private Placement Units is being held in our Trust Account in the United States maintained by Continental, acting as trustee, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the proceeds in the Trust Account as described below.

 Our Memorandum and Articles of Association provided that we initially had until November 17, 2023 to complete a business combination, subject to the exercise of extensions up to three times, each by an additional three months (for a total of up to 18 months from the closing of the initial public offering to complete a Business Combination) and subject to the Sponsor depositing additional funds into the Trust Account. On November 10, 2023, we held an extraordinary general meeting of shareholders, where the shareholders approved an amendment to the Memorandum and Articles of Association to extend the time we have to complete a Business Combination from November 17, 2023 to November 18, 2024 (or such earlier date as determined by the Board) (the “First Extension”). In connection with the First Extension, shareholders elected to redeem an aggregate of 3,018,308 Ordinary Shares. As a result, an aggregate of approximately $31.91 million (approximately $10.57 per share) was released from the Trust Account to pay such shareholders.

In connection with the First Extension, the Company issued to the Sponsor an unsecured promissory note having an aggregate principal amount of up to $360,000. The note bears no interest and will be due and payable (subject to the waiver against trust provisions) on the earlier of (i) the date on which the Company’s Business Combination is consummated and (ii) the date of the liquidation of the Company.

You are not being asked to vote on the Business Combination at this time. If the Charter Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the Record Date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Charter Extension Date.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

As of the Record Date, our directors and officers are as follows:

Name	Age	Title
Jian Zhang	42	Chief Executive Officer and Chairman
Jirong Lyu	42	Chief Financial Officer and Director
Yiwen Ma	39	Chief Technology Officer
Zhanming Zhang	33	Chief Investment Officer
John Wallace	74	Director
Joseph Valenza	67	Director
Ning Wang	69	Director

The experience of our directors and executive officers is as follows:

Jian Zhang has served as our Chairman and Chief Executive Officer since inception. He has significant experience in designing, developing and operating message platforms and investing in the informational, biological, block-chain and consumer technology industries. He is currently a director of many technology and investment firms, including Yunnan Jimaoxin Information Technology Co., Ltd., Chongqing Wangwang Supply Chain Management Co., Ltd., Shenzhen Zenyi Tonglian Technology Co., Ltd. and Zhuhai Meining Technology Co., Ltd. Since August 2015, he has been the Chief Executive Officer and the Managing Partner of Yunnan Xiaosen Venture Capital Co., Ltd., a fund active in angel-round capital raising for Internet and social media startups. Since August 2017, Mr. Zhang has also been the Chief Executive Officer and Director of Hangzhou Hechuang Investment Management Co., Ltd., a fund investing in the processing, supply chain and retail channel related to agricultural products. Since August 2018, Mr. Zhang has also been the Chief Executive Officer of Tongzheng Huilian Technology (Beijing) Co., Ltd., a high-tech company focusing on the development and application of blockchain technology. From January 2005 to August 2018, he served as the Chief Executive Officer at Kunming Limit Technology Company Limited, a high-tech company mainly engaged in the development of the development of mobile communication technology. Mr. Zhang graduated from Guangdong Ocean University with a Bachelor’s degree in Engineering. We believe he is well qualified to serve on our board of directors due to his investment and operational experience in the Internet and communication industry.

Jirong Lyu has served as our Chief Financial Officer since inception and as one of our directors since February 2023. Since March 2016, he has served as a Managing Partner of Dongguan Taihua Tax Accountant Firm, an accounting firm, and Chief Financial Officer at Shanghai Shengkai Technology Co., Ltd., a company focusing on providing technical and operational services to Chinese e-commerce enterprises with cross-border operations. Mr. Lyu served as the Head of the Financial Securities Market at Guangdong Vocational College of Innovation and Technology, School of Finance and Economics from July 2011 to March 2016, during which time he led the editing of three academic textbooks focused on computerized accounting. From July 2006 to June 2011, Mr. Lyu served as the Manager of the Tax Department at Dongguan Wabisen Certified Public Accountants Co., Ltd., an accounting firm. Mr. Lyu graduated from Zhengzhou University of Aeronautics with a Bachelor’s degree in Management. We believe he is well qualified to serve on our board of directors due to his experience and academic expertise in financial counseling, international taxation and securities transactions.

Yiwen Ma has served as our Chief Technology Officer since inception. Mr. Ma has substantial experience researching and developing the systems and programs related to instant messaging and big data technology. Since September 2009, he has been serving as the Software Manager of Kunming Limit Technology Company Limited. Mr. Ma graduated from Kunming University of Science and Technology with a Bachelor’s degree in Engineering.

Zhanming Zhang has served as our Chief Investment Officer since November 2022. He began his career as a human resource manager with Chongqing Hengyue Huashang Education Technology Co., Ltd. from January 2017 to December 2018. From January 2019 to December 2021, he served as the president of Guangzhou Tiancheng Capital Management Group Co., Ltd., an investment company focusing on early- and mid-stage companies, where he was responsible for sourcing deals. Since December 2021, Mr. Zhang has served as the deputy director of the SME Listing Service Alliance of the China Promotion Center, which assists private companies in listing their securities on stock exchanges. In 2022, Mr. Zhang, along with several venture capital firms, co-founded the Future Unicorn Alliance, an organization focusing on investing in high- tech industries. Mr. Zhang studied human resource management in Chongqing University.

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John Wallace has served as one of our directors since February 2023. From December 2015 to April 2020, Mr. Wallace served as the Chairman and Chief Executive Officer of the Delaware Board of Trade, a subsidiary of Ideanomics,Inc. (NASDAQ: IDEX), a broker-dealer operating an Alternative Trading System (ATS) for equities not listed on a stock exchange. From July 2019 to September 2020, he served as a director of Ideanomics, Inc. and from January 2015 to May 2020, he served as a director of Gene Biotherapeutics, Inc. (OTCMKTS: CRMX), a company that manages a portfolio of investments in medical technologies. Since September 2006, Mr. Wallace has also served as the President and Chief Executive Officer of Philadelphia Financial Services, LLC, a company providing consulting services to firms in the financial services industry. From August 2008 to October 2011, he served as the President and Chief Executive Officer of Miami International Holdings, Inc., a company that creates exchange technology. From January 1981 to July 2008, Mr. Wallace served in various managerial positions, including the Chairman and Chief Executive Officer, of the Philadelphia Stock Exchange before its acquisition by the NASDAQ OMX Group Inc. in July 2008. Mr. Wallace graduated from Franklin & Marshall College in Lancaster, Pennsylvania with a Bachelor’s degree in Economics and retired honorably from the United States Army, holding the rank of Lieutenant Colonel. We believe he is well qualified to serve on our board of directors due to his extensive managerial and entrepreneurial experience in securities transactions and the U.S. capital markets.

Joseph Valenza has served as one of our directors since February 2023. From June 2019 to April 2020, he served as the President and Chief Revenue Officer of the Delaware Board of Trade. From September 2015 to May 2017, Mr. Valenza worked as a NASDAQ Equity Market Maker at Canacord Genuity Group Inc. (TSX: CF), a financial services firm. From June 2017 to May 2019, Mr. Valenza worked primarily on his real estate business. From May 2011 to August 2015, he served as the Vice President of Sales Retail Liquidity at The Goldman Sachs Group, Inc. (NYSE: GS). From October 2009 to April 2011, Mr. Valenza served as the Head of Sales at Surge Trading, a company that was a market maker in NYSE and NASDAQ securities. From May 2008 to September 2009, he was the President of Drexel Hamilton, LLC, an institutional broker-dealer. Mr. Valenza served as Senior Vice President of the Sales and Development at Lehman Brothers, Inc. from February 2006 to April 2008. He is a former member of the American Stock Exchange Retail Advisory Committee and the Chicago Board of Options Managing Directors Committee. Mr. Valenza attended St. Francis College with a Bachelor’s degree in History and was honorably discharged from the United States Coast Guard Reserve. We believe he is well qualified to serve on our board of directors due to his extensive managerial and entrepreneurial experience in securities transactions and the U.S. capital markets.

Ning Wang has served as one of our directors since February 2023. Since December 2014, he has served as the President of China Electronics Chamber of Commerce, or the CECC, an organization comprised of companies, groups and industry organizations engaged in the production and distribution of electronic products. He has also served in various managerial positions at the CECC since 1993 including as Secretary General and Executive Vice President. He is an independent director at both Jiu Rong Holdings Ltd. (2358.HK), an investment holding company principally engaged in the manufacture and sale of digital televisions, and Fibocom Wireless Inc. (SHE: 300638), a Shenzhen-based wireless communication module and Internet-of-Things solution provider. From January1990 to March 1992, he served as the director of the Management Division of the National Household Appliances Management Center. Mr. Wang graduated from Renmin University of China with a Bachelor’s degree in political economics. We believe he is well qualified to serve on our board of directors due to his substantial experience in the marketing and distribution of electronic products and public company management.

Family Relationships

No family relationships exist between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

There are no material proceedings to which any director or executive officer, or any associate of any such director or officer is a party adverse to our Company, or has a material interest adverse to our Company.

Number and Terms of Office of Officers and Directors

Our board of directors consists of five members. Our board of directors is divided into two classes with only one class of directors being elected in each year and each (except for those directors appointed prior to our first annual general meeting) serving a two-year term. The term of office of the first class of directors, consisting of Messrs. Wallace, Valenza and Wang will expire at our first annual general meeting and the term of office of the second class of directors, consisting of Messrs. Zhang and Lyu will expire at our second annual general meeting. Subject to any other special rights applicable to the shareholders, any vacancies on our board of directors may be filled by the affirmative vote of a majority of the directors present and voting at the meeting of our board or by a majority of the holders of our ordinary shares (or, prior to our initial business combination, holders of our founder shares).

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Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our amended and restated memorandum and articles of association as it deems appropriate. Our amended and restated memorandum and articles of association provide that our officers may consist of a Chairman, a Chief Executive Officer, a President, a Chief Operating Officer, a Chief Financial Officer, Vice Presidents, a Secretary, Assistant Secretaries, a Treasurer and such other offices as may be determined by the board of directors.

Committees of the Board of Directors

Pursuant to Nasdaq listing rules we have established two standing committees: an audit committee in compliance with Section 3(a)(58)(A) of the Exchange Act and a compensation committee. Subject to phase-in rules and a limited exception, Nasdaq rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and Nasdaq rules require that the compensation committee of a listed company be comprised solely of independent directors.

Audit Committee

We have established an Audit Committee of the board of directors. Messrs. Wallace, Valenza and Wang serve as members of our Audit Committee, and Mr. Wallace chairs the Audit Committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the Audit Committee, all of whom must be independent. Each of Messrs. Wallace, Valenza and Wang meet the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

Each member of the Audit Committee is financially literate and our board of directors has determined that Mr. Wallace qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We have adopted an amended and restated audit committee charter, which details the purpose and principal functions of the Audit Committee, including:

•	assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent auditor’s qualifications and independence and (4) the performance of our internal audit function and independent auditors;

•	the appointment, compensation, retention, replacement and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us and establishing pre-approval policies and procedures;

•	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the independent auditors;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•	obtaining and reviewing a report, at least annually, from the independent auditors describing (1) the independent auditor’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•	meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction;

•	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the FASB, the SEC or other regulatory authorities; and

•	advising the Board and any other Board committees if the clawback provisions of Rule 10D-1 under the Exchange Act (the “Rule”) are triggered based upon a financial statement restatement or other financial statement change, with the assistance of Management and to the extent that our securities continue to be listed on an exchange and subject to the Rule.

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Audit Committee Report*

The Audit Committee assists the Board with its oversight responsibilities regarding our financial reporting process. Management is responsible for the preparation, presentation and integrity of our financial statements and the reporting process, including our accounting policies, internal control over financial reporting and disclosure controls and procedures. Marcum, our independent registered public accounting firm, is responsible for performing an audit of our financial statements.

We have reviewed and discussed with Marcum the overall scope and plans of their audit. We met with Marcum, with and without Management present, to discuss the results of its examinations, its evaluation of our internal controls, and the overall quality of our financial reporting.

With regard to the fiscal year ended December 31, 2023, the Audit Committee (i) reviewed and discussed with Management our audited financial statements as of December 31, 2023, and for the year then ended; (ii) discussed with Marcum the matters required by Public Company Accounting Oversight Board (the “PCAOB”) and the SEC; (iii) received the written disclosures and the letter from Marcum required by applicable requirements of the PCAOB regarding Marcum communications with the Audit Committee regarding independence; and (iv) discussed with Marcum their independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board that our audited financial statements be included in the 2023 Annual Report, for filing with the SEC.

John Wallace (chair)

Joseph Valenza

Ning Wang

Compensation Committee

We have established a compensation committee of the board of directors. Messrs. Wallace, Valenza and Wang serve as members of our compensation committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent. Messrs. Wallace, Valenza and Wang are independent and Mr. Valenza chairs the compensation committee.

We have adopted an amended and restated compensation committee charter, which details the purpose and responsibility of the compensation committee, including:

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•	reviewing and making recommendations to our board of directors with respect to the compensation and any incentive-compensation and equity-based plans that are subject to board approval of all of our other officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•	producing a report on executive compensation to be included in our annual proxy statement;

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors; and

•	advising the Board and any other Board committees if the clawback provisions of the Rule are triggered based upon a financial statement restatement or other financial statement change, with the assistance of Management and to the extent that our securities continue to be listed on an exchange and subject to the Rule.

* The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act, or the Exchange Act.

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The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Nominating and Corporate Governance Committee

We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605 of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are Messrs. Wallace, Valenza and Wang. In accordance with Rule 5605 of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors also considers director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual general meeting (or, if applicable, an extraordinary general meeting). Our shareholders that wish to nominate a director for election to our board of directors should follow the procedures set forth in our amended and restated memorandum and articles of association.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.

Committee Meetings and Attendance

During the fiscal year ended December 31, 2023, there was no meetings of the Board and the Board acted by unanimous written consent in lieu of a meeting four times.

During the fiscal year ended December 31, 2023, there were five regularly scheduled or special meetings of the Audit Committee and the Audit Committee did not take any actions by unanimous written consent in lieu of a meeting.

During the fiscal year ended December 31, 2023, there were no regularly scheduled or special meetings of the Compensation Committee and the Compensation Committee did not take any actions by unanimous written consent in lieu of a meeting.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. Our Code of Ethics is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Ethics on our website and we will provide a copy of our Code of Ethics upon request.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent within one year of our initial public offering. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that each of Messrs. Wallace, Valenza and Wang is an “independent director” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

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Executive Compensation.

None of our officers or directors have received or, prior to our initial business combination, will receive any cash compensation for services rendered to us. We pay our Sponsor up to $10,000 per month for office space, administrative and support services. Our sponsor, officers and directors, or any of their respective affiliates, are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our Audit Committee reviews on a quarterly basis all payments that are made to our sponsor, officers, directors or our or any of their affiliates.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other compensation from the combined company. All compensation will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our officers after the completion of our initial business combination will be determined by a compensation committee constituted solely by independent directors.

We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment. The existence or terms of any such employment or consulting arrangements may influence our management’s motivation in identifying or selecting a target business, and we do not believe that the ability of our management to remain with us after the completion of our initial business combination should be a determining factor in our decision to proceed with any potential business combination.

Compensation Recovery and Clawback Policy

Under the Sarbanes-Oxley Act, in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our executive officers. The SEC also recently adopted rules which direct national stock exchanges to require listed companies to implement policies intended to recoup bonuses paid to executives if the company is found to have misstated its financial results.

On November 30, 20203, our board of directors approved the adoption of the Executive Compensation Clawback Policy (the “Clawback Policy”), in order to comply with the final clawback rules adopted by the SEC under the Rule, and the listing standards, as set forth in the Nasdaq Listing Rule 5608 (the “Final Clawback Rules”).

The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from our current and former executive officers as defined in the Rule (“Covered Officers”) in the event that we are required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, our board of directors may recoup from the Covered Officers erroneously awarded incentive compensation received within a lookback period of the three completed fiscal years preceding the date on which we are required to prepare an accounting restatement.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In July 2020, our Sponsor paid $25,000 to cover certain of our offering costs in consideration for 1,150,000 Class B ordinary shares. In August 2021, we effected a share dividend of 0.25 shares for each Class B ordinary share outstanding, resulting in our initial shareholders holding 1,437,500 Class B ordinary shares. In January 2023, we effected a share dividend of 0.2 shares for each Class B ordinary share outstanding, resulting in our initial shareholders holding 1,725,000 Class B ordinary shares and thereafter redesignated our authorized share capital to include only a single class of ordinary shares and redesignated our issued and outstanding Class B ordinary shares into ordinary shares.

Our Sponsor has purchased an aggregate of 545,000 private units for a purchase price of $10.00 per unit in the private placement. The private units (including the securities underlying the private units) may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of our initial Business Combination.

On February 15, 2023, we entered into an administrative services agreement pursuant to which we pay our Sponsor up to $10,000 per month for office space, administrative and support services. Upon completion of our initial business combination or our liquidation, we will cease paying any of these monthly fees. Accordingly, in the event the consummation of our initial business combination takes the maximum 21 months, unless we further extend the length of our combination period, our sponsor will be paid up to $10,000 per month for office space, administrative and support services and will be entitled to be reimbursed for any out-of-pocket expenses.

Our Sponsor, officers and directors, or any of their respective affiliates, are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our Audit Committee reviews on a quarterly basis all payments that were made to our sponsor, officers, directors or our or any of their affiliates and determines which expenses and the amount of expenses that are reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

On July 8, 2020, we issued a promissory note to the Sponsor, pursuant to which we could borrow up to an aggregate principal amount of $150,000 (the “IPO Note”). The IPO Note is non-interest bearing and was payable on the earlier of (i) September 30, 2022 and (ii) the completion of the initial public offering. In November 2022, the IPO Note was amended and the note became payable on the earlier of (i) June 30, 2023 and (ii) the completion of the initial public offering. As of December 31, 2022 and 2021, there were $150,000 outstanding under the IPO Note. The promissory note balance of $150,000 was subsequently paid on March 28, 2023.

On November 10, 2023, in connection with the First Extension, we issued a promissory note in the aggregate principal amount of up to $360,000 to the Sponsor (the “Extension Note”), pursuant to which extension funds will be deposited into the Trust Account in monthly installments for the benefit of each public share that was not redeemed in connection with the First Extension. The Sponsor has agreed to pay $30,000 per month (or approximately $0.01 per public share not redeemed) for each calendar month from November 18, 2023 until November 18, 2024, or portion thereof, that is needed to complete our initial Business Combination, for up to an aggregate of $360,000. The Extension Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of our initial business combination, and (b) the date of our liquidation. As of June 30, 2024, the Sponsor made a total of $240,000 of extension deposits into the Trust Account

In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us Working Capital Loans as may be required. Any such Working Capital Loans would be on an interest-free basis and would be repaid only from funds held outside the trust account or from funds released to us upon completion of our initial business combination. Up to $1,500,000 of such Working Capital Loans may be convertible into units at a price of $10.00 per unit, at the option of the lender. The units would be identical to the private units issued to our sponsor. We do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

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We initially had up to nine months from the closing of our initial public offering to consummate an initial business combination. However, if we anticipated that we may not be able to consummate our initial business combination within nine months, we may, by resolution of our board if requested by our sponsor, extend the period of time to consummate a business combination up to three times, each by an additional three months (for a total of up to 18 months to complete a business combination), subject to the sponsor depositing additional funds into the trust account as set out below. Our shareholders will not be entitled to vote or redeem their shares in connection with any such extension. However, our shareholders will be entitled to vote and redeem their shares in connection with a shareholder meeting held to approve an initial business combination or in a tender offer undertaken in connection with an initial business combination if we propose such a business combination during any three-month extension period. Pursuant to the terms of our amended and restated memorandum and articles of association and the trust agreement entered into between us and Continental on February 15, 2023, in order for the time available for us to consummate our initial business combination to be extended, our sponsor or its affiliates or designees, upon five days advance notice prior to the applicable deadline, would have been required to deposit into the trust account $690,000 ($0.10 per unit), up to an aggregate of $2,070,000 ($0.30 per unit) on or prior to the date of the applicable deadline, for each three-month extension. In connection with the Extension Amendment, our amended and restated memorandum and articles of association was amended to remove this requirement. Instead, the sponsor has agreed to pay $30,000 per month for each calendar month commencing on November 18, 2023 until November 18, 2024, or portion thereof, that is needed to complete our initial business combination, for up to an aggregate of $360,000. Our sponsor and its affiliates or designees are not obligated to fund the trust account to extend the time for us to complete our initial business combination. If we are unable to consummate an initial business combination within such time period, we will redeem 100% of our issued and outstanding public shares for a pro rata portion of the funds held in the trust account, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, subject to applicable law and as further described herein, and then seek to dissolve and liquidate. However, we cannot assure our shareholders that we will in fact be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our public shareholders.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a general meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

The holders of the founder shares, representative shares, private units, shares underlying the representative’s warrants, and any warrants that may be issued on conversion of Working Capital Loans (and any securities underlying the private units or units issued upon conversion of the Working Capital Loans) will be entitled to registration rights pursuant to a registration rights agreement, dated February 15, 2023, requiring us to register such securities for resale.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of the Record Date, based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding Ordinary Shares;

•	each of our executive officers and directors that beneficially owns our Ordinary Shares; and

•	all our executive officers and directors as a group.

In the table below, percentage ownership is based on 6,429,692 Ordinary Shares issued and outstanding as of the Record Date. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement rights included as part of the Private Placement Units as these rights are not convertible within 60 days of the date of the Record Date.

Name and Address of Beneficial Owner (1)	Number of Ordinary Shares Beneficially Owned	Approximate Percentage of Outstanding Ordinary Shares
Xiaosen Sponsor LLC (2)	2,270,000	35.3%
Jian Zhang (2)	2,270,000	35.3%
Joseph Valenza	—	—
Zhanming Zhang	—	—
John Wallace	—	—
Ning Wang	—	—
Jirong Lyu	—	—
Yiwen Ma	—	—
All directors and officers as a group (7 individuals)	2,270,000	35.3%

Other 5% Shareholders
Wealthspring Capital LLC (3)	446,073	6.9%
First Trust Parties (4)	363,369	5.7%

(1)	Unless otherwise noted, the business address of each of the above entities or individuals is Unit 1006, Block C, Jinshangjun Park, No. 2 Xiaoba Road, Panlong District, Kunming, Yunnan, China.

(2)	Represents shares held by our Sponsor. The shares held by our Sponsor are beneficially owned by Jian Zhang, our Chief Executive Officer, who, as the manager of our sponsor, has voting and dispositive power over the shares held by our sponsor. Each of our officers and directors is or will be, directly or indirectly, a member of our sponsor.

(3)	According to a Schedule 13G filed on February 8, 2024 by Wealthspring Capital LLC and Matthew Simpson. The business address of each of the reporting persons is 2 Westchester Park Drive, Suite 108, West Harrison, NY 10604. Matthew Simpson is a manager of Wealthspring Capital LLC. Each of Wealthspring Capital LLC and Matthew Simpson may be deemed to beneficially own 446,073 Ordinary Shares.

(4)

According to a Schedule 13G filed on February 14, 2024 by (i) First Trust Merger Arbitrage Fund (“VARBX”), (ii) First Trust Capiral Management L.P. (“FTCM”), (iii) First Trust Capital Solutions L.P. (“FTCS”), and (iv) FTCS Sub GP LLC (“Sub GP”, collectively, the “First Trust Parties”). The business address of FTCM, FTCS and Sub GP is 225 W. Wacker Drive, 21st Floor, Chicago, IL 60606. The business address of VARBX is 235 West Galena Street, Milwaukee, WI 53212. As investment adviser to First Trust Multi-Strategy Fund, VARBX and Highland Capital Management Institutional Fund II, LL (collectively, the “Client Accounts”), FTCM has the authority to invest the funds of the Client Accounts in securities (including the Ordinary Shares) as well as the authority to purchase, vote and dispose of securities, and may thus be deemed the beneficial owner of any shares of the Ordinary Shares held in the Client Accounts. As of December 31, 2023, VARBX owned 363,369 Ordinary Shares, while FTCM, FTCS and Sub GP collectively owned 377,222 Ordinayr Shares.

FTCS and Sub GP may be deemed to control FTCM and therefore may be deemed to be beneficial owners of the Ordinary Shares reported in this Schedule 13G. No one individual controls FTCS or Sub GP. FTCS and Sub GP do not own any Ordinary Shares for their own accounts.

43

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold an extraordinary general meeting before the Charter Extension Date to consider and vote upon approval of a Business Combination. Accordingly, if we consummate a Business Combination, the Company’s next annual general meeting will be held at a future date to be determined by the post-Business Combination company. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a Business Combination before the Charter Extension Date, the Company will wind up, liquidate and dissolve.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact the Company at the following:

Distoken Acquisition Corporation

Unit 1006, Block C, Jinshangjun Park

No. 2 Xiaoba Road, Panlong District

Kunming, Yunnan, China

•	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

44

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. The Company’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of the Company’s filings with the SEC (excluding exhibits) at no cost by contacting the Company at the address and/or telephone number below.

If you would like additional copies of this proxy statement or the Company’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Meeting, you should contact the Company at the following address and e-mail address:

Distoken Acquisition Corporation

Unit 1006, Block C, Jinshangjun Park

No. 2 Xiaoba Road, Panlong District

Kunming, Yunnan, China

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address, telephone number and e-mail address:

Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a shareholder of the Company and would like to request documents, please do so by November 7, 2024, five business days prior to the Meeting, in order to receive them before the Meeting. If you request any documents from the Company, such documents will be mailed to you by first class mail or another equally prompt means.

45

ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

DISTOKEN ACQUISITION CORPORATION

(the “Company”)

RESOLVED, as a special resolution, that Article 48.7 of the Amended and Restated Memorandum of Association of the Company is hereby amended and restated to read in its entirety as follows:

48.7 In the event that the Company does not consummate a Business Combination by November 18, 2025 (as further set out in this Article) (or, if the Registrar of Companies of the Cayman Islands shall not be open for business (including filing of corporate documents) on such date the next date upon which the Registrar of Companies of the Cayman Islands shall be open (the "Deadline Date"), or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less up to US$50,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members' rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company's remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

Notwithstanding this Article or any other provision of the Articles, without approval of the Members, the Directors may, at their option and on such terms as they may determine, extend the period of time to consummate a Business Combination on a monthly basis for up to twelve times by an additional one month each time after November 18, 2024 up to the Deadline Date.

A-1

DISTOKEN ACQUISITION CORPORATION

UNIT 1006, BLOCK C, JINSHANGJUN PARK

NO. 2 XIAOBA ROAD, PANLONG DISTRICT

KUNMING, YUNNAN, CHINA

FOR THE EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING OF

SHAREHOLDERS OF

DISTOKEN ACQUISITION CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jian Zhang and Jirong Lyu (each, a “Proxy”; collectively, the “Proxies”) as proxies, each with full power to act and the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the extraordinary general meeting in lieu of an annual general meeting of Distoken Acquisition Corporation (the “Company”) to be held on November 14, 2024 at 10:00 a.m. Eastern Time, at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 15th Floor, New York, NY 10105 or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in each Proxy’s discretion on such other matters as may properly come before the extraordinary general meeting in lieu of an annual general meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

DISTOKEN ACQUISITION CORPORATION — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.		Please mark votes as ☒ indicated in this example

(1) The Extension Amendment Proposal — To approve, as a special resolution, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles of Association”) to give the Company’s board of directors (the “Board”) the right to extend the date by which the Company has to consummate a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination involving the Company, with one or more businesses (a “business combination”) (such date, the “Termination Date”) from November 18, 2024 (the “Original Termination Date”) on a monthly basis up to twelve (12) times (as extended, the “Charter Extension”) until November 18, 2025 (as extended, the “Charter Extension Date”), or such earlier date as determined by the Board (the “Extension Amendment Proposal”).	FOR ☐	AGAINST ☐	ABSTAIN ☐

(2) The Director Election Proposal — To re-elect the following directors as the Class I directors of the Board until the general meeting of the Company to be held in 2026 or until a successor is elected and qualified (the “Director Election Proposal”).

John Wallace

Joseph Valenza

Ning Wang

	FOR ☐ ☐ ☐	WITHHELD ☐ ☐ ☐

(3) The Auditor Ratification Proposal — To ratify the selection by the audit committee of the Board of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024 (the “Auditor Ratification Proposal”).

	FOR ☐	AGAINST ☐	ABSTAIN ☐

(4) The Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Meeting to a later date or dates or indefinitely, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (ii) if the Board determines before the Meeting that it is not necessary or no longer desirable to proceed with the proposals (the “Adjournment Proposal”). For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the other proposals will not be submitted to the shareholders for a vote.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Date: ______, 2024

Signature

Signature (if held jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE-SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~